UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2012

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-165643 (1933 Act)	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4211 West Boy Scout Blvd.

Suite 500

Tampa, Florida 33607

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 5, 2012, Carter/Validus Operating Partnership, LP (“CVOP”), the operating partnership of Carter Validus Mission Critical REIT, Inc. (the “Company”), through HC-760 Office Parkway, LLC (“HC-760 Office Parkway”), a wholly owned subsidiary of CVOP, entered into an agreement with Carter Validus Properties, LLC, as the assignor, which is an affiliated entity of the Company, to assume all of the assignor’s right, title and interest in a Purchase Agreement, dated December 22, 2011 (as amended by that certain First Amendment to Purchase Agreement, dated January 5, 2012 (the “First Amendment”), the “Purchase Agreement”), with St. Louis Surgical Properties, LC, as the seller, which is not affiliated with the Company, its advisor or affiliates, for the purchase of the seller’s 100% interest in an approximately 22,000 square foot ambulatory surgery center consisting of seven operating rooms, nine pre- and post-operation bays, nine overnight bays, and parking facilities (the “St. Louis Surgical Center”), located 15 miles from downtown St. Louis in Creve Coceur, Missouri. The terms of the Purchase Agreement provide for a purchase price of $8,470,000, plus closing costs. HC-760 Office Parkway was formed on January 4, 2012 to acquire and own the St. Louis Surgical Center.

The Purchase Agreement provides for (i) a due diligence period from December 22, 2011 through January 31, 2012; (ii) an initial earnest money deposit of $100,000, which would be applied towards the purchase price upon completion of the acquisition of the St. Louis Surgical Center, or refunded upon the expiration of the due diligence period; (iii) an additional earnest money deposit of $100,000 in the event that the Purchase Agreement is not terminated at the expiration of the due diligence period, which would also be applied towards the purchase price upon completion of the acquisition; (iv) an anticipated closing date of February 23, 2012; and (v) a right to terminate the Purchase Agreement, in CVOP’s sole discretion, at any time prior to the expiration of the due diligence period. The Purchase Agreement also contains customary covenants, closing conditions, representations and warranties, and indemnification provisions.

The material terms of the Purchase Agreement and the First Amendment are qualified in their entirety by the agreements attached as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The information reported in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition of Disposition of Assets.

On January 3, 2012, DC-180 Peachtree, LLC (“DC-180 Peachtree”), an indirect, partially owned subsidiary of CVOP, acquired 100% of the fee simple interest in an approximately 338,000 square feet leased data center and parking facilities (the “180 Peachtree Property”), located in Atlanta, Georgia, for a purchase price of $94,750,000, plus closing costs. DC-180 Peachtree is a wholly-owned subsidiary of a joint venture arrangement that consists of two joint venture agreements with three non-U.S. institutional investors (the “Joint Venture”). CVOP owns approximately 22%, and the three institutional investors own an aggregate of approximately 78%, of the consolidated Joint Venture interests. Subject to certain limitations previously disclosed, CVOP will have the exclusive and complete responsibility for the operations and management of the Joint Venture. The seller of the 180 Peachtree Property, Peachtree/Carnegie, LLC, is not affiliated with the Company, its advisor or its respective affiliates.

The acquisition was funded by a $55,000,000 loan secured by the 180 Peachtree Property, $30,957,300 in equity investments from institutional investors, and net proceeds from the Company’s ongoing public offering. In connection with the acquisition, CVOP paid an acquisition fee of $419,174, or 2.0% of CVOP’s share of the purchase price, to Carter/Validus Advisors, LLC, the Company’s advisor. In addition, the institutional investors paid the Company’s advisor an aggregate acquisition fee of $737,913, or 1.0% of the institutional investors’ share of the purchase price of the property. An affiliate of the Company’s advisor has been retained to manage, operate, lease and supervise the overall maintenance of the 180 Peachtree Property and will receive a property management fee of 3.0% of the monthly revenue from the Joint Venture. In addition, an affiliate of the Company’s advisor will provide certain administrative activities to the institutional investors in connection with the Joint Venture, for which the institutional investors will pay a fee equal to 0.75% of their monthly revenues from the 180 Peachtree Property.

The 180 Peachtree Property was constructed in 1927, and was converted into a data center facility in 2000. The property is located on approximately three acres of land in Atlanta, Georgia, and includes parking facilities. The 180 Peachtree Property currently is 100% leased to six tenants. Substantially all of the operations at the 180 Peachtree Property are data center related.

The following table shows, as of January 3, 2012, the current effective annual rental income, lease expiration and renewal options for the three tenants that occupy 10% or more of the rentable square footage of the 180 Peachtree Property:

	Current Annual Base	Lease Term
Tenant	Rent(1)	Beginning		Ending	Lease Renewal Options
Level 3 Communications, LLC(2)	$3,873,741	12/8/2000	to	5/31/2021	Two10-yr options
Switch and Data GA Four, LLC (3)	$1,016,134	12/1/2008	to	11/30/2023	One 10-yr or 15-yr option
City of Atlanta, Georgia(4)	$761,292	7/1/2007	to	6/30/2037	None

(1)	Each of the major tenants has a net lease that requires the tenant to reimburse certain operating expenses of the property in addition to the base rent. In addition, annual base rent of each of major tenant increases at 2.5% per annum.

(2)	The Level 3 Communications, LLC leases are guaranteed by Level 3 Communications, Inc., which has a Fitch credit rating of B+, and is an operator of data centers.

(3)	The Switch and Data GA Four, LLC leases are guaranteed by Equinix, Inc., which has a Fitch credit rating of B+, and is an operator of data centers.

(4)	City of Atlanta, Georgia has a Fitch credit rating of A.

The following is a schedule of lease expirations of the property by year:

Year	Number of Tenants Whose Leases Expire	Total Square Footage Expiring	Minimum Annual Base Rentals	% of Annual Base Rentals
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
2015	—	—	—	—
2016	3	54,250	$1,084,000	16.1%
2017	—	—	—	—
2018	—	—	—	—
2019	—	—	—	—
2020	—	—	—	—
Thereafter	3	283,750	5,651,000	83.9%

The following is a schedule of historical five year occupancy and average effective rent per square foot for the building:

Year	Occupancy Rate	Average Effective Rents Per Square Foot
2007	75.2%	Not available
2008	99.2%	$14.90
2009	99.2%	$16.26
2010	99.2%	$19.22
2011	100.0%	$19.48

In evaluating the 180 Peachtree Property as a potential acquisition and determining the appropriate amount of consideration to be paid for such acquisition, a variety of factors were considered, including the consideration of the property condition and environmental reports, physical condition and curb appeal, age, location, including visibility and access, tenant creditworthiness, lease terms, including rent, rent increases, length of lease term, specific tenant and landlord responsibilities, renewal options, expansion, termination, purchase options, exclusive and permitted use provisions, assignment, sublease and co-tenancy provisions, local market conditions, demographics and population growth patterns, neighboring properties, the potential for new construction in the area and whether there were any anticipated required capital improvements. After a reasonable inquiry, the Company is not aware of any material factors relating to the 180 Peachtree Property (other than factors discussed herein) that would cause the financial information reported in this Current Report on Form 8-K not to be necessarily indicative of future operating results.

For 2011, the 180 Peachtree Property real estate taxes were approximately $636,000. For federal income tax purposes, we estimate that the depreciable basis in the 180 Peachtree Property will be approximately $90,500,000. For federal income tax purposes, we depreciate personal property and buildings based upon an estimated useful life of 7 and 39 years, respectively.

Loan Agreement

On January 3, 2012, in connection with the acquisition of the 180 Peachtree Property, DC-180 Peachtree entered into a loan agreement (the “Loan Agreement”) with German American Capital Corporation (“German American Capital”) to obtain a loan in the amount of $55,000,000 (the “Loan”), which is secured by a first priority interest in the 180 Peachtree Property. The Loan is evidenced by a promissory note in the principal amount of $55,000,000, a deed to secure debt, an environmental indemnity agreement, a guaranty of recourse obligations agreement, and an assignment of leases and rents.

The material terms of the Loan Agreement provide for the following: (i) a fixed interest rate of 5.93%; (ii) a default interest rate equal to the lesser of (x) the maximum legal rate (as defined in the Loan Agreement) or (y) 5% above the interest rate; (iii) a maturity date of January 6, 2022; provided, however, that the Loan will become automatically due and payable at the option of German American Capital upon the happening of an event of default, as defined in the Loan Agreement; and (iv) a prepayment prohibition on the Loan until the earlier of (x) 2 years after the “startup day” within the meaning of Section 860(a) of the Internal Revenue Code or (y) 3 years after the effective date of the loan; with prepayment in whole without any penalty being permitted on any payment date during the last 4 months of the Loan term. Once the prepayment restriction lapses, and until 4 months prior to the maturity date, the Loan is permitted to be prepaid through defeasance. The Loan Agreement also contains a requirement to escrow certain funds for capital reserves, taxes, insurance and lease rollover costs. Subject to certain exceptions, the Loan is non-recourse as to DC-180 Peachtree and CVOP, but both entities are liable jointly and severally for customary non-recourse carve-outs. The Loan Agreement also contains various affirmative and negative covenants that are customary for loan agreements and transactions of this type, including limitations on the incurrence of debt by DC-180 Peachtree.

The material terms of the Loan Agreement; the fee and leasehold deed to secure debt, assignment of leases and rents and security agreement; the guaranty of recourse obligations; the assignment of leases and rents; the environmental indemnity agreement and the promissory note are qualified in their entirety by the agreements filed as Exhibits 10.3 through 10.8, respectively, hereto and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. Operating results will be affected by economic and regulatory changes that have an adverse impact on the real estate market and we cannot assure you that there will be growth in the value of the Company’s properties. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. The Company undertakes no obligation to update any forward-looking statement contained herein to conform the statement to actual results or changes in the Company’s expectations.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the acquisition of the 180 Peachtree Property, CVOP incurred indebtedness under the Loan. The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See paragraph (a) above.

(d)	Exhibits

10.1	Purchase Agreement, dated December 22, 2011, by and between Carter Validus Properties, LLC and St. Louis Surgical Properties, LC

10.2	First Amendment to Purchase Agreement, dated January 5, 2012, by and between Carter Validus Properties, LLC and St. Louis Surgical Properties, LC

10.3	Loan Agreement, dated January 3, 2012, made by and between DC-190 Peachtree, LLC and German American Capital Corporation

10.4	Fee and Leasehold Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement made by DC-180 Peachtree, LLC for the benefit of German American Capital Corporation, dated January 3, 2012

10.5	Guaranty of Recourse Obligations made by Carter/Validus Operating Partnership, LP. for the benefit of German American Capital Corporation, dated January 3, 2012

10.6	Assignment of Leases and Rents made by DC-180 Peachtree, LLC for the benefit of German American Capital Corporation, dated January 3, 2012

10.7	Environmental Indemnity Agreement entered into by DC-180 Peachtree, LLC and Carter/Validus Operating Partnership, LP in favor of German American Capital Corporation, dated January 3, 2012

10.8	Promissory Note entered into by DC-180 Peachtree, LLC in favor of German American Capital Corporation, dated January 3, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: January 6, 2012	By:	/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer

Exhibit Index

Number	Description

10.1	Purchase Agreement, dated December 22, 2011, between Carter Validus Properties, LLC and St. Louis Surgical Properties, LC

10.2	First Amendment to Purchase Agreement, dated January 5, 2012, by and between Carter Validus Properties, LLC and St. Louis Surgical Properties, LC

10.3	Loan Agreement, dated January 3, 2012, made by and between DC-190 Peachtree, LLC and German American Capital Corporation

10.4	Fee and Leasehold Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement made by DC-180 Peachtree, LLC for the benefit of German American Capital Corporation, dated January 3, 2012

10.5	Guaranty of Recourse Obligations made by Carter/Validus Operating Partnership, LP. for the benefit of German American Capital Corporation, dated January 3, 2012

10.6	Assignment of Leases and Rents made by DC-180 Peachtree, LLC for the benefit of German American Capital Corporation, dated January 3, 2012

10.7	Environmental Indemnity Agreement entered into by DC-180 Peachtree, LLC and Carter/Validus Operating Partnership, LP in favor of German American Capital Corporation, dated January 3, 2012

10.8	Promissory Note entered into by DC-180 Peachtree, LLC in favor of German American Capital Corporation, dated January 3, 2012